SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 13, 1998

                         Commission file number 33-21239

                              TRAVEL DYNAMICS, INC.
                 (Formerly Greenway Environmental Systems, Inc.)


           Nevada                                                87-0462569
           ------                                                ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        7525 East Camelback Rd., Ste. 202

           SCOTTSDALE, AZ                                            85251
           --------------                                            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


               Registrant's telephone number, including area code:

                                 (602) 949-9500

                         Send copy of any responses to:

           Attorney for Registrant - Julian D. Jensen: (801) 531-6600

                                   Law Offices
                     Jensen, Duffin, Carman, Dibb & Jackson
                        311 South State Street, Ste. 380
                            Salt Lake City, UT 84111

         Item 1. Changes in Control of the Registrant.
         ---------------------------------------------

         The company has recently completed a "Reverse Acquisition" which was closed on September 29, 1998, in which control of the company was transferred from its existing shareholders to a group of private shareholders of an acquired company who owned all interest in the fully acquired subsidiary, Travel Dynamics, Inc. The details of this Reverse Acquisition are more fully set-out in the Reverse Acquisition Agreement which is being filed as an Exhibit to this 8-K Report, as well as in a concurrently filed 10-KSB Report for the company. For the purposes of this 8-K filing, the essential terms of the Reverse Acquisition is outlined as follows:

         1. As of the closing date on September 29, 1998, the previous Greenway Environmental Systems, Inc., an inactive public Nevada corporation, acquired all of the issued and outstanding shares of a private Nevada corporation known as Travel Dynamics, Inc. (TDI), (855,000 shares). In exchange for the acquisition of all issued and outstanding shares of TDI from its seven shareholders, Greenway issued out two million shares (2,000,000/shares) constituting 62% of its reverse split issued and outstanding shares. Thereby, the prior Travel Dynamic shareholders became the controlling shareholders of Greenway which has also changed its name to Travel Dynamics, Inc. as part of the Reverse Acquisition. No other consideration was involved in the acquisition.

         2. Prior to and as a condition to the Reverse Acquisition, Greenway reversed split its issued and outstanding shares on a nineteen and one half to one ratio (19.5:1).

         3. On or about October 1, 1998 and pursuant to the Reverse Acquisition, Greenway Environmental Systems, Inc. changed its name of record with the Nevada Secretary of State to Travel Dynamics, Inc. as part of the reverse acquisition. The subsidiary will change its name to Travel Dynamics Services, Inc.

         4. A new Board of Directors, as nominated by Travel Dynamics, Inc., was appointed by majority shareholder consent to become the new Board of Directors of TDI. The biographical information of each of the following listed directors is more fully and completely set-out in the concurrently filed 10-KSB which has been incorporated by reference:

                                    A.      James Piccolo
                                    B.      Brian K. Service
                                    C.      Thomas (Tom) Dennis
                                    D.      Gary Davies
                                    E.      Thomas Vergith

         5. The Reverse Acquisition also provided that all debts and obligations of Greenway were paid and discharged as of the closing date of the reorganization.

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

         6. New management will assume the responsibility for filing the within report under the Securities and Exchange Act of 1934, a concurrent comprehensive 10-KSB Report and all subsequent 1934 Act Filings.

         7. The place of business of the company will be changed to the principal business address at Scottsdale, Arizona of its sole operating subsidiary, Travel Dynamics, Inc. which shall become known as Travel Dynamics Services Corporation.

         8. Management of TDI intends to seek a listing for public trading of its shares upon the filing of the within Report and the concurrently filed 10-KSB Report through one or more qualified broker/dealers. It is anticipated that the stock would be listed, if at all, on Electronic Bulletin Board or Pink Sheets as it would not presently qualify for NASDAq listing.

         The prior TDI shareholders acquiring control of the registrant are identified as follows:

                  Beverly Kasbeer acquired 725,146 reverse split Shares in exchange for 310,000 shares of the acquired company;

                  Randy Carder acquired 105,260 reverse split shares for 45,000 shares of the acquired company;

                  Eli Dafesh acquired 233,918 reverse split shares for 100,000 shares of the acquired company;

                  Bob Snyder acquired 233,918 reverse split shares for 100,000 shares of the acquired company;

                  Jim Sheidell acquired 233,918 reverse split shares for 100,000 shares of the acquired company;

                  Target Mail, LLC acquired 163,030 reverse split shares for 69,695 shares of the acquired company. Target Mail is owned by Beverly Kasbeer.

                  Esteem Corporation acquired 304,807 reverse split shares for 130,305 shares of the acquired company. This corporation is owned by Mrs. Mary Pat Piccolo who is the mother of the President of the Company, Mr. James Piccolo.

         Item 2. Acquisition or Disposition of Assets.
         ---------------------------------------------

         As outlined in Item 1, as part of the Reverse Acquisition, Greenway Environmental Systems, Inc. (now known as Travel Dynamics, Inc.) acquired all of the issued and outstanding shares of the privately held Travel Dynamics, Inc. as part of the reverse acquisition. These assets of Travel Dynamics, Inc. are more fully set-out in the concurrently filed 10-KSB which is incorporated by this reference, together with the financial statements appended thereto. In summary, but not in limitation of that information, it is disclosed that Travel Dynamics, Inc. assets are primarily intangible assets consisting of a proprietary database of its travel vendor contacts and sales agents, together with various sales information techniques and procedures supplied to independent sales contractors. This proprietary database was valued at $368,588 dollars out of total acquired net assets of $543,747 as more particularly set-out in the audited financial statements for Travel Dynamics, Inc. The assets were deemed acquired as of the date of the closing of the Reverse Acquisition on September 29, 1998 through the share acquisition. As noted in the concurrently filed 10-KSB Report the prior Greenway Environmental Systems, Inc had no assets or liabilities.

         Item 3. Changes in Registrant's Certifying Accountant.
         ------------------------------------------------------

         The historical independent auditors and accountants for Greenway Environmental Systems, now known as Travel Dynamics, Inc., was a Salt Lake City Firm of Hansen, Barnett and Maxwell. This firm will continue as the independent auditors for the foreseeable future for the consolidated company based upon the Reverse Acquisition. Please note the attached and incorporated June 30, 1998 audited financials prepared by that firm for Greenway Environmental Systems, Inc. and the unaudited pro forma consolidated financials as required by Item 7. Ms. Tess Ridgway, CPA of 5150 North 16th Street, Phoenix, Arizona is resigning as the independent auditor for the acquired subsidiary, Travel Dynamics, Inc., to be known as Travel Dynamics Services, Inc. The most current audited financials for Travel Dynamics, Inc. dated August 31, 1998 and forTravel Dynamics LLC, as a predecessor entity, are also attached as an Exhibit to this 8-K filing.

         Item 4. Other Events.
         ---------------------

         The registrant believes that the outline of the significant items and events incident to the Reverse Acquisition as set-out and outlined in item 1 constitute other significant events to be reported. Consequently, the items of
Item 1 are incorporated by this reference together with the more detailed information in the concurrently filed 10-KSB and attached accounting. The registrant knows of no other significant events, other than those outlined in
Item 1.

         Item 5. Resignation of Registrant's Directors.
         ----------------------------------------------

         As part of and as a condition to the closing of the reverse acquisition on September 29, 1998, the prior Board of Directors, who also constitute the principal officers of the corporation, resigned. These officers were Mr. Damon Madsen, President/Director; Mr. L. Kent Mackay, Vice President/Director; and Mr. Gregory Stringham, Secretary-Treasurer/Director.

         Also, part of the reverse acquisition and pursuant to a majority shareholder consent resolution as attached hereto as an Exhibit, certain nominees of the acquired entity were appointed and elected as directors and subsequently appointed officers of the registrant as more particularly set-out in the following table:

--------------------------------------------------------------------------------
Name                                                       Position
--------------------------------------------------------------------------------
James Piccolo                                              Director/President
--------------------------------------------------------------------------------
Brian K. Service                                           Director
--------------------------------------------------------------------------------
Thomas (Tom) Dennis                                        Director
--------------------------------------------------------------------------------
Gary Davies                                                Director
--------------------------------------------------------------------------------
Thomas Vergith                                             Director
--------------------------------------------------------------------------------
John P. Piccolo (Brother of President)                     Vice President
--------------------------------------------------------------------------------
Melinda Fehringer                                          Secretary/Treasurer
--------------------------------------------------------------------------------

         Various biographical information concerning each of the foregoing directors and officers, as well as their sharehold interest and compensation, are more fully set-out in the concurrently filed 10- KSB Report which is incorporated by this reference.

         Item 7. Financial Statements and Exhibits.
         ------------------------------------------

         Attached to this 8-K Report and incorporated by this reference as Exhibits are the following:

         1. Audited financial statements for the prior Travel Dynamics, Inc., now known as Travel Dynamics Services Inc., the acquired subsidiary dated August 31, 1998; and its predecessor asset transferor, Travel Dynamics, LLC, dated August 31, 1998;

         2.       Audited financials of June 30, 1998 for the Registrant;

         3. Unaudited pro forma consolidated financials prepared incident to this report reflecting the reverse acquisition accounting as of August 31, 1988;

         4.       Reverse Acquisition Agreement.

         Item 8. Change in Fiscal Year.
         ------------------------------

         The Registrant, as part of the reorganization process, changed its fiscal reporting year from December 31st to June 30th as reflected in the attached financials and more fully set-out in the concurrently filed 10-KSB Report.

                   (Registrant has omitted inapplicable items)


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned President duly authorized.


TRAVEL DYNAMICS, INC.
(Formerly Greenway Environmental Systems, Inc.)




                                                    October 14, 1998
--------------------------------                    ----------------------------
By: James Piccolo, its President                    Date


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